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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                             Monday, March 22, 2004

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                                          000-30975
        (State of Formation)                            (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

         12325 Emmet Street
              Omaha, NE                                           68164
(Address of principal executive offices)                        (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

      On Monday, March 22, 2004, the Company issued a press release announcing that it has signed a contract with North Carolina-based Regado Biosciences to manufacture two components of an antidote-controlled, regulatable anticoagulant therapy, and provide a range of related services.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated Monday, March 22, 2004, announcing that the Company has signed a contract with North Carolina-based Regado Biosciences to manufacture two components of an antidote-controlled, regulatable anticoagulant therapy, and provide a range of related services.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSGENOMIC, INC.

                                   By /s/ Michael J. Draper
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                                      Michael J. Draper, Chief Financial Officer

Monday, March 22, 2004


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